Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.1067%


        Excess Protection Level
          3 Month Average   6.02%
          April, 1999   5.21%
          March, 1999   6.77%
          February, 1999   6.09%


        Cash Yield                                  17.86%


        Investor Charge Offs                         5.23%


        Base Rate                                    7.42%


        Over 35 Day Delinquency                      4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $4,418,074,698.76